SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)    April 16, 1999
                                                --------------------------------

                        FIRST CAPITAL RESOURCES.COM, INC
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             (Exact name of registrant as specified in its charter)



          Nevada                       33-55254-28             87-0438641
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(State or other jurisdiction        (Commission File         (IRS Employer
       or incorporation)                 Number)           Identification No.)



   1400 East Oakland Park Boulevard, Suite 100, Fort Lauderdale, Florida 33334
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code      (888) 442-4474
                                                        ------------------------

                             JACKAL INDUSTRIES, INC.
        3098 South Highland Drive, Suite 460, Salt Lake City, Utah 84106
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         (Former name or former address, if changed since last report)




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Item 5.      Other Events
             ------------

         On April 16, 1999, the Company filed Articles of Amendment to the Articles of Incorporation which changed the name of the Company from Jackal Industries, Inc. to First Capital Resources.com, Inc. In addition, the Company changed its trading symbol from JCKL to FCRS.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

         (c)      Exhibits

                  (1) Articles of Amendment dated April 13, 1999, to the Articles of Incorporation.



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.

                                            FIRST CAPITAL RESOURCES.COM, INC.


                                            By: /s/ Spiro Lazarou
                                                -------------------------------
                                                 Spiro Lazarou, President

Dated May 3, 1999

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